EXHIBIT 4.1

                            [GRAPHIC OMITTED]
COMMON STOCK                      OMEGA                             COMMON STOCK
  NUMBER                        RESEARCH                               SHARES

OR             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                 SEE REVERSE FPR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 68211E 10 1

THIS CERTIFIES THAT





IS THE RECORD OWNER OF



              FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE
                      OF $.01 EACH OF THE COMMON STOCK OF
                              OMEGA RESEARCH, INC.

(Hereinafter referred to as the "CORPORATION") transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

       SECRETARY                                                   PRESIDENT
                                [SEAL]

COUNTERSIGNED AND REGISTERED
            AMERICAN STOCK TRANSFER & TRUST COMPANY (New York, N.Y.)
                                                                  Transfer Agent
                                                                   and Registrar
By:
                                                            AUTHORIZED SIGNATURE

                              OMEGA RESEARCH, INC.

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF: (A) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK AUTHORIZED TO BE ISSUED; (B) THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AUTHORIZED TO BE ISSUED WITHIN EACH SUCH CLASS; AND (C) THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE SUCH VARIATIONS FOR SUBSEQUENT SERIES. REQUESTS MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- (Cust) _______ Custodian (Minor) _______ under Uniform
                            Gifts to Minors Act (State) __________________
Additional abbreviations may also be used though not in the above list.

For Value Received _____________ hereby sells, assigns and transfers unto

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
    (PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________ shares of the common stock represented by the within Certificate and does hereby irrevocably constitute and appoint ________________

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

DATED: _______________________________   SIGNED: ______________________________

                                         SIGNED: ______________________________
                                         NOTICE: The signature(s) on this
                                         assignment must conform in all
                                         respects with the name as written upon
                                         the face of this Certificate.

SIGNATURE(S) GUARANTEED

By: ________________________________

   THE SIGNATURE(S) MUST BE GUARANTEED
   BY AN ELIGIBLE GUARANTOR INSTITUTION
   (SUCH AS BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT
   UNIONS) WITH MEMBERSHIP IN AN APPROVED
   SIGNATURE GUARANTEE MEDALLION PROGRAM.